                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.)

Filed by the Registrant   |X|

Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                  AMERICAN BUSINESS FINANCIAL SERVICES, INC.
 ................................................................................
               (Name of Registrant as Specified In Its Charter)


                                Not Applicable
 ................................................................................
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


         (1) Title of each class of securities to which transaction applies:

 ................................................................................

         (2) Aggregate number of securities to which transaction applies:

 ................................................................................

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

 ................................................................................

         (4) Proposed maximum aggregate value of transaction:

 ................................................................................

         (5) Total fee paid:

 ................................................................................

|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

 ................................................................................

         (2) Form, Schedule or Registration Statement No.:

 ................................................................................

         (3) Filing Party:

 ................................................................................

         (4) Date Filed:

 ................................................................................

                               AMERICAN BUSINESS

                           FINANCIAL SERVICES, INC.







                                PROXY STATEMENT

                                    FOR THE

                              1997 ANNUAL MEETING

                                      OF

                                 STOCKHOLDERS

                  AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                       111 Presidential Blvd., Suite 215
                             Bala Cynwyd, PA 19004





Dear Stockholder:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of American Business Financial Services, Inc. ("ABFS" or the "Company") which will be held on December 16, 1997 at 3:00 P.M. (Eastern Standard Time) at the office of ABFS, 111 Presidential Blvd., Suite 215, Bala Cynwyd, PA 19004. The official notice of the Annual Meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention. At the meeting, stockholders of ABFS are being asked to elect directors of ABFS, to approve certain amendments to the Company's Amended and Restated Stock Option Plan and to ratify the class of employees which may receive awards under such plan and to approve the 1997 Non-Employee Director Stock Option Plan.

         Whether or not you expect to attend the meeting in person it is important that your shares be voted at the meeting. I urge you to specify your choices by marking the enclosed proxy and returning it promptly.

                                         Sincerely,

                                         /s/ ANTHONY J. SANTILLI, JR.
                                         --------------------------------------
                                         Anthony J. Santilli, Jr.
                                         Chairman and Chief Executive Officer

                  American Business Financial Services, Inc.
                       111 Presidential Blvd., Suite 215
                             Bala Cynwyd, PA 19004
                          ---------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         to be held December 16, 1997
                          ---------------------------

TO OUR STOCKHOLDERS:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of AMERICAN BUSINESS FINANCIAL SERVICES, INC. (the "Company" or "ABFS") will be held on December 16, 1997 at 3:00 P.M. (Eastern Standard
Time), at the office of ABFS, 111 Presidential Boulevard, Suite 215, Bala Cynwyd, PA 19004 for the following purposes:

         1. To elect the directors named herein to serve for terms described in the accompanying Proxy Statement and until their successors are elected and shall qualify, as more fully described in the accompanying Proxy Statement.

         2. To (a) approve amendments to the Company's Amended and Restated Stock Option Plan ("Stock Option Plan") which (i) increase the number of shares issuable under the Stock Option Plan by 185,000 shares to 560,000 shares; and (ii) limit the amount of options which may be awarded to any individual under the Stock Option Plan to 75% of the shares reserved for issuance under the Stock Option Plan; and (b) ratify the class of employees which may receive shares pursuant to the Stock Option Plan ("Proposal II");

         3. To approve the 1997 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan") ("Proposal III"); and

         4. To act upon such other business as may properly come before this meeting or any postponement or adjournment thereof.

         The Board of Directors is not aware of any other business to come before the Annual Meeting.

         The Board has fixed October 28, 1997 as the record date for the determination of stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                      By Order of the Board of Directors,

                                                  /s/ BEVERLY SANTILLI
                                                  -----------------------------
                                                  Beverly Santilli
                                                  Secretary



Bala Cynwyd, Pennsylvania
November 21, 1997

                  American Business Financial Services, Inc.
                       111 Presidential Blvd., Suite 215
                             Bala Cynwyd, PA 19004

                         ----------------------------

                                PROXY STATEMENT
                         ----------------------------


         The accompanying proxy is solicited by and on behalf of the Board of Directors of American Business Financial Services, Inc. (the "Company" or "ABFS") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 16, 1997, at 3:00 P.M. (Eastern Standard Time) at the office of ABFS, 111 Presidential Boulevard, Suite 215, Bala Cynwyd, PA 19004 and at any postponement or adjournment thereof. The approximate date on which this proxy statement and the accompanying form of proxy will first be sent or given to stockholders is November 21, 1997.

         Sending in a signed proxy will not affect the stockholder's right to attend the annual meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, delivering a later dated proxy or giving written notice to the Secretary of ABFS at any time before the proxy is exercised.

         The expense of the proxy solicitation will be borne by ABFS. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of ABFS and its subsidiaries without additional compensation. Upon request by brokers, dealers, banks or voting trustees, or their nominees who are record holders of the Company's common stock, par value $0.001 per share (the "Common Stock"), ABFS is required to pay the reasonable expenses incurred by such record holders for mailing proxy materials and annual stockholder reports to any beneficial owners of the Common Stock.

         A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Common Stock for election of all nominees for director hereinafter named and for approval of Proposals II and III.

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) matters which ABFS does not know, a reasonable time before the proxy solicitation, are to be presented at the Annual Meeting; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting;
(iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

         The Company is not currently aware of any matters which will be brought before the Annual Meeting (other than procedural matters) which are not referred to in the enclosed notice of the Annual Meeting.

         The Company had 3,503,166 shares of Common Stock outstanding at the close of business on October 28, 1997 (the "Record Date"). In order for a quorum to be present at the 1997 Annual Meeting, a majority of the outstanding shares of the Company's Common Stock as of the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes.

         Each share of Common Stock outstanding is entitled to one vote on each matter which may be brought before the Annual Meeting. The election of directors will be determined by a plurality vote. The affirmative vote of a majority of the shares present or represented by proxy is required to approve Proposals II and III and any other business matters properly brought before the Annual Meeting. Under the Delaware General Corporation Law, an abstention, withholding of authority to vote or broker non-vote on any proposal, other than the election of directors, will have the same legal effect as an "against" vote.


                     SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock: (i) by each person known by the Company to be the beneficial owner of five percent or more of the Company's outstanding Common Stock, (ii) by each director and nominee for director of the Company, (iii) by each executive officer whose compensation exceeded $100,000 during fiscal 1997 (the "Named Officers"), and (iv) by the directors, director nominees and executive officers of the Company as a group. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares.


            Name, Position and Address                           Number of Shares                  Percentage
               of Beneficial Owner                            Beneficially Owned(1)                 of Class
--------------------------------------------------------------------------------------------------------------------

Anthony J. Santilli, Jr.                                           922,044 (2)(3)                    26.0%
Chairman, President,
Chief Executive Officer, Chief Operating
Officer and Director of ABFS and Beverly Santilli,
President of ABC and Executive Vice President
and Secretary of ABFS 111 Presidential Blvd.,
Suite 215 Bala Cynwyd, PA 19004

Leonard Becker, Director of ABFS                                   131,230 (4)                        3.7%
Becker Associates
111 Presidential Blvd., Suite 140
Bala Cynwyd, PA  19004

Michael DeLuca, Director of ABFS                                   194,735 (4)                        5.5%
Lux Products
6001 Commerce Park
Mt. Laurel, NJ  08054

Richard Kaufman, Director of ABFS                                  170,561 (4)                        4.8%
1126 Bryn Tyddyn Drive
Gladwyne, PA  19035

Harold E. Sussman, Director of ABFS                                101,711 (4)                        2.9%
Colliers, Lanard & Axilbund
399 Market Street, 3rd Floor
Philadelphia, PA  19106

Jeffrey M. Ruben                                                    25,500 (5)                           (6)
Senior Vice President and General
Counsel of ABFS
111 Presidential Blvd., Suite 215
Bala Cynwyd, PA  19004

David M. Levin                                                      17,500 (7)                           (6)
Senior Vice President - Finance and Chief
Financial Officer of ABFS
111 Presidential Blvd., Suite 215
Bala Cynwyd, PA  19004

Wellington Management Company, LLP                                 469,400 (8)                       13.4%
75 State Street
Boston, MA 02109

All executive officers and directors as a group                  1,563,281 (9)                       42.2%
(eight persons)

--------------

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly they may include securities owned by or for, among others, the wife

(footnotes continued from previous page)

      and/or minor children or the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Shares listed are held in joint tenancy by Mr. and Mrs. Santilli.

(3) Includes options to purchase 27,500 shares of Common Stock awarded to Mr. Santilli pursuant to the Company's Stock Option Plan, all of which are currently exercisable. Also includes options to purchase 12,500 and 5,000 shares of the Company's Common Stock awarded to Mrs. Santilli pursuant to the Company's Stock Option Plan which options are not currently exercisable. Such options vest at a rate of 20% per year commencing on February 13, 1998 and September 30, 1998, respectively.

(4) Includes options to purchase 27,500 shares of Common Stock awarded to each non-employee director of the Company pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors, all of which are currently exercisable.

(5) Includes 500 shares held directly and an option to purchase 7,500 shares of the Company's Common Stock awarded to Mr. Ruben pursuant to the Company's Stock Option Plan which option is currently exercisable. Also includes options to purchase 12,500 and 5,000 shares of the Company's Common Stock awarded to Mr. Ruben pursuant to the Company's Stock Option Plan which options are not currently exercisable. Such options vest at a rate of 20% per year commencing on February 13, 1998 and September 30, 1998, respectively.

(6)   Less than one percent.

(7) Includes options to purchase 12,500 and 5,000 shares of the Company's Common Stock awarded to Mr. Levin pursuant to the Company's Stock Option Plan which options are not currently exercisable. Such options vest at a rate of 20% per year commencing on February 13, 1998 and September 30, 1998, respectively.

(8) As reported in a Schedule 13G dated January 9, 1997 filed by Wellington Management Company, LLP ("WMC"). Of the 469,400 shares reported as beneficially owned by WMC, shared voting was reported with respect to 441,000 shares and shared dispositive power was reported with respect to 469,400 shares. All of the shares beneficially owned by WMC are owned of record by clients of WMC, none of which hold more than 5.0% of such shares except for Bay Pond Partners, L.P.

(9) Includes options to purchase 197,500 shares of the Company's Common Stock awarded to directors and officers of the Company pursuant to the Company's stock option plans of which options to purchase 52,500 shares of the Company's Common Stock are not currently exercisable.


                      PROPOSAL I -- ELECTION OF DIRECTORS

         The Company's Amended and Restated Certificate of Incorporation currently provides that the Board shall consist of not less than one nor more than fifteen directors and that within these limits the number of directors shall be as established by the Board. The Board has set the number of directors at five. The Company's Amended and Restated Certificate of Incorporation provides that the Board shall be divided into three classes following the closing of a public offering. In February 1997, the Company completed an underwritten public offering of 1,150,000 shares (including 150,000 shares sold pursuant to the underwriters' overallotment option) of its Common Stock (the "Public Offering"). Following the completion of the Public Offering, the Company's Board of Directors was divided into three classes as required by the Amended and Restated Certificate of Incorporation. At the Annual Meeting, director nominees will be elected to serve for terms of one, two or three years depending upon the class in which each director serves.

         The initial directors of Class I, Michael DeLuca and Harold E. Sussman, have been nominated to serve for terms of three years or until the fourth annual meeting of stockholders following the Public Offering (i.e., the 2000 Annual Meeting of Stockholders). At the fourth annual meeting of stockholders following the Public Offering, the directors of Class I shall be elected for terms of three years, and after expiration of such terms, shall thereafter be elected every three years for three year terms. The initial directors of Class II, Anthony J. Santilli, Jr. and Richard Kaufman, have been nominated to serve for terms of one year or until the second annual meeting of stockholders following the Public Offering (i.e., the 1998 Annual Meeting of Stockholders). At the second annual meeting of stockholders following the Public Offering, the directors of Class II shall be elected for terms of three years and, after the expiration of such terms, shall thereafter be elected every three years for three year terms. The initial director of Class III, Leonard Becker has been nominated to serve for a term of two years or until the third annual meeting of stockholders after the Public Offering (i.e., the 1999 Annual Meeting of Stockholders). At the third annual meeting of stockholders following the Public Offering, the director of Class III shall be elected for a term of three years and after the expiration of such term, shall thereafter be elected every three years for a three year term.

         The following table sets forth certain information, as of the Record Date, regarding the nominees for election to the Company's Board of Directors. Each nominee is currently serving as a director of the Company and has indicated his willingness to continue serving as a director. The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee should for any reason become unable to serve, then valid proxies will be voted for the election of such substitute nominee as the Board of Directors may designate or the Board may reduce the number of directors to eliminate the vacancy.


                                                      Position(s) Held             Director            Term to
                Name                   Age             in the Company                Since              Expire
   ------------------------------- ------------ ------------------------------ ------------------ ------------------

   Anthony J. Santilli, Jr.            54       Chairman, President, Chief           1993               1998
                                                Executive Officer, Chief
                                                Operating Officer and
                                                Director

   Richard Kaufman                     55       Director                             1993               1998

   Leonard Becker                      74       Director                             1993               1999

   Michael DeLuca                      66       Director                             1993               2000

   Harold E. Sussman                   72       Director                             1993               2000


         The principal occupation of each director of the Company and each of the nominees for director is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Anthony J. Santilli, Jr. is the Chairman, President, Chief Executive Officer and Chief Operating Officer of the Company and is an executive officer of its subsidiaries. He has held the positions with the Company since early 1993 when the Company became the parent company of American Business Credit, Inc. ("ABC") and the positions with the subsidiaries since the formation of ABC in June 1988.

         Prior to the founding of ABC in 1988, Mr. Santilli was Vice President and Department Head of the Philadelphia Savings Fund Society ("PSFS"). As such, Mr. Santilli was responsible for PSFS' commercial relationships with small and middle market business customers. Mr. Santilli also served as the secretary of PSFS' Asset/Liability Committee and Policy Committee from May 1983 to June 1985 and June 1986 to June 1987, respectively.

         Leonard Becker is a former 50% owner and officer of the SBIC of the Eastern States, Inc., a federally licensed small business corporation which made medium term loans to small business concerns. For the last 30 years, Mr. Becker has been heavily involved in the investment in and management of real estate; and, has been involved in the ownership of numerous shopping centers, office buildings and apartments. Mr. Becker formerly served as a director of Eagle National Bank and Cabot Medical Corp.

         Michael DeLuca was President, Chairman of the Board, Chief Executive Officer and a former owner of Bradford-White Corporation, a manufacturer of plumbing products, for a period of approximately thirty years. Presently, Mr. DeLuca serves as a Director of BWC-West, Inc., Bradford-White International and is Chief Executive Officer and a Director of Lux Products Corporation.

         Richard Kaufman is Chairman and Chief Executive Officer of Academy Industries, Inc., a paper converting company, a position he has held since December 1996. From 1982 to 1996, he was self employed and involved in making and managing investments for his own benefit. From 1976 to 1982, Mr. Kaufman was President and Chief Operating Officer of Morlan International, Inc., a cemetery and financial services conglomerate. From 1970 to 1976, Mr. Kaufman served as a Director and Vice President-Real Estate and Human Services Division of Texas International, Inc., an oil and gas conglomerate.

         Harold E. Sussman is currently a principal in and Chairman of the Board of the real estate firm of Colliers, Lanard & Axilbund, a major commercial and industrial real estate brokerage and management firm in the Philadelphia area, with which he has been associated since 1972.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR DIRECTOR.

Board, Committees and Attendance at Meetings

         The Board of Directors of the Company held four meetings during the fiscal year ended June 30, 1997. During fiscal 1997, no director attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by committees of the Board of Directors on which he served. The following is a description of each of the committees of the Board of Directors of the Company.

         Audit Committee. The members of the Audit Committee are Messrs. DeLuca, Sussman and Becker. The Audit Committee reviews the Company's audited financial statements and makes recommendations to the Board concerning the Company's accounting practices and policies and the selection of independent accountants. The Audit Committee met once during the year ended June 30, 1997.

         Compensation Committee. The members of the Compensation Committee are Messrs. DeLuca, Sussman and Kaufman. The Compensation Committee is responsible for establishing salaries, bonuses and other compensation for the executive officers and administers the Company's stock option plans. The Compensation Committee met twice during the year ended June 30, 1997.

         Finance Committee. The members of the Finance Committee are Messrs. Santilli, Becker, Kaufman and DeLuca. The Finance Committee monitors and makes suggestions as to the interest rates paid by the Company on its debt instruments, develops guidelines and sets policy relating to the amount and maturities of investments to be accepted by the Company and performs cash management functions. The Finance Committee met four times during the year ended June 30, 1997.

         Executive Committee. The members of the Executive Committee are Messrs. Santilli, Kaufman and Becker. The Executive Committee is empowered by the Board to act in its stead between meetings of the Board. The Executive Committee met once during the year ended June 30, 1997.

Compensation of Directors

         General. Non-employee directors of the Company receive an annual stipend of $5,000 and a monthly stipend of $1,000. No director may receive more than $17,000 per year. Mr. Santilli, the only director who is also an officer of the Company, does not receive any separate fee for acting in his capacity as a director.

         1995 Non-Employee Director Plan. The Company adopted the 1995 Stock Option Plan for 1995 Non-Employee Directors (the "1995 Non-Employee Director Plan") in order to attract, retain and motivate non-employee directors and to encourage such individuals to increase their ownership interest in the Company. The 1995 Non-Employee Director Plan was adopted by the Board of Directors on September 12, 1995 and became effective upon its ratification by the stockholders at the annual meeting held on May 31, 1996. Such plan provides for the award of options to purchase up to 135,000 shares of the Company's Common Stock from the Company's authorized but unissued shares. As of June 30, 1997, 25,000 shares remain available for future issuances under this plan.

         The 1995 Non-Employee Director Plan is administered by the Board of Directors of the Company who shall have the exclusive right to determine the amount and conditions applicable to the options issued pursuant to such plan. Any non-employee director of the Company or its subsidiaries is eligible to participate in such plan.

         Options granted under the 1995 Non-Employee Director Plan are not incentive stock options ("Incentive Stock Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The exercise price of the stock options granted under the 1995 Non-Employee Director Plan shall be equal to the fair market value of the Company's Common Stock on the date of grant. Payment of the exercise price for options granted under the 1995 Non-Employee Director Plan may be made (i) in cash, or (ii) unless prohibited by the Board of Directors in shares of Common Stock, or a combination of cash and shares. Except in the event of death or disability of the director as described below, all options granted pursuant to the 1995 Non-Employee Director Plan are exercisable during the lifetime of the director only by the director and may not be exercised more than ten years from the date of the grant. Unless terminated earlier as provided in the 1995 Non-Employee Director Plan, all unexercised options terminate three months following the date on which an optionee ceases to be a director of the Company but in no event shall an option be exercisable after ten years from the date of grant thereof. In the event that a non-employee director dies or becomes disabled during the option term, the director's executor or legal guardian, as applicable, may exercise such option during the three month period following such event to the same extent that the director was entitled to exercise such option prior to his death or disability but in no event later than ten years from the date of grant.

         In connection with the adoption of such plan, each non-employee director of the Company received an option to purchase 22,500 shares of Common Stock at an exercise price of $5.00 per share (the "Formula Award"). Pursuant to the terms of such Formula Awards, if a non-employee director ceases to be a director of the Company within three years of the option grant, the Company has the right to repurchase shares received pursuant to the exercise of options granted under the 1995 Non-Employee Director Plan for a period of six months from the date the optionee ceases to be a director of the Company. Each new outside director elected subsequent to the adoption of the 1995 Non-Employee Director Plan would also receive an option to purchase 22,500 shares of Common Stock, subject to availability, at the market price on the date of grant. In addition, on October 22, 1996, the Board of Directors awarded each non-employee director an option to purchase 5,000 shares of the Company's Common Stock. Such options had an exercise price of $17.75 per share.

Executive Compensation

         The Company has no direct salaried employees. Each of the executive officers of the Company is an executive officer of the Company's principal operating subsidiary, ABC, and is a salaried employee of such entity.

         The following table sets forth information regarding compensation paid by the Company and its subsidiaries to the Chief Executive Officer and each other executive officer who made in excess of $100,000 during fiscal 1997 (the "Named Officers").


                                             SUMMARY COMPENSATION TABLE


                                                                                         Long Term
                                         Annual Compensation                        Compensation Awards


                                                                                            Securities
                                                                              Restricted    Underlying
          Name and            Fiscal                         Other Annual       Stock        Options/       All Other
     Principal Position        Year     Salary      Bonus    Compensation(1)   Award(s)      SARS (#)     Compensation
     ------------------        ----     ------      -----    ---------------  ---------      --------     ------------
Anthony J. Santilli, Jr.       1997     $287,600   $484,200       --                 --        5,000(2)        $--
Chairman, President, Chief     1996      237,500    300,000(3)    --                 --       22,500(4)         --
Executive Officer, Chief       1995      191,667         --       --                 --           --            --
Operating Officer and
Director of ABFS


Beverly Santilli               1997     $182,750   $322,800       --                 --       12,500(5)        $--
President, ABC and Executive   1996      120,000     65,000       --                 --           --            --
Vice President and Secretary   1995                      --       --                 --           --            --
of ABFS                                   86,892


Jeffrey M. Ruben               1997     $118,750   $ 62,500       --                 --       12,500(6)        $--
Senior Vice President and      1996       96,125     50,000       --                 --           --            --
General Counsel of ABFS        1995       80,353         --       --                 --        7,500(7)         --


David M. Levin                 1997      $92,750    $47,500       --                 --       12,500(8)        $--
Senior Vice President -        1996       85,000     20,000       --                 --           --            --
Finance and Chief              1995(9)        --         --       --                 --           --            --
Financial Officer of ABFS

------------------------------

(1) Excludes perquisites and other personal benefits that do not exceed $50,000 or 10% of each officer's total salary and bonus.

(2) Represents an option to purchase 5,000 shares of Common Stock granted to Mr. Santilli at an exercise price of $17.75 per share.

(3) Represents Mr. Santilli's yearly bonus of $250,000 plus a one-time bonus of $50,000 paid in October 1995.

(4) Represents an option to purchase 22,500 shares of Common Stock granted to Mr. Santilli at an exercise price of $5.00 per share.

(5) Represents an option to purchase 12,500 shares of Common Stock granted to Mrs. Santilli at an exercise price of $20.00 per share. Such option will vest at a rate of 20% per year over a five year period with the first portion vesting on February 13, 1998, the first anniversary of the date of grant.

(6) Represents an option to purchase 12,500 shares of Common Stock granted to Mr. Ruben at an exercise price of $20.00 per share. Such option will vest at a rate of 20% per year over a five year period with the first portion vesting on February 13, 1998, the first anniversary of the date of grant.

(7) Represents an option to purchase 7,500 shares of Common Stock granted to Mr. Ruben at an exercise price of $2.67 per share.

(8) Represents an option to purchase 12,500 shares of Common Stock granted to Mr. Levin at an exercise price of $20.00 per share. Such option will vest at a rate of 20% per year over a five year period with the first portion vesting on February 13, 1998, the first anniversary of the date of grant.

(9) No disclosure of salary information is included for Mr. Levin for fiscal 1995 as he was not an executive officer at such time.

         Management Incentive Plan. During fiscal 1997, the Board of Directors adopted a Management Incentive Plan for the benefit of certain officers of the Company and its subsidiaries, including certain of the Company's executive officers. The plan is intended to motivate management toward the achievement of the Company's business goals and objectives by rewarding management in the form of an annual cash bonus if certain established Company and individual goals are attained. Officers eligible to participate in the plan include selected officers at the level of Vice President and above. Bonuses are determined based upon the achievement of qualitative and quantitative individual, departmental and Company goals pursuant to an established formula under which the various factors are weighted based upon each individual's position, years of service and contribution to the overall performance of the Company or a subsidiary thereof. The maximum annual bonus awarded can range from 15% to 50% of an individual's annual salary for all officers of the Company, other than the President and Executive Vice President. The annual bonus payable to each of the President and the Executive Vice President under such plan is equal to 2.5% of such individual's base salary for each 1.0% the Company exceeds the Board established net income target. For example, if 80% of an individual's goals are met, a bonus of 50% of the individual's potential bonus is payable under the plan. If 100% of the individual's goals are reached, a bonus equal to 100% of the individual's potential bonus is payable under the plan. No bonuses will be paid in any year where the Company fails to meet at least 80% of its performance goals. Bonuses may be prorated to the extent an eligible participant has not been employed by the Company for a full 12 month period.

         Stock Option Plan. In 1993, the Company adopted, and the stockholders approved, the Company's Stock Option Plan. For a description of the Stock Option Plan, see "Proposal II - Approval of amendments to the Stock Option Plan which (i) increase the number of shares issuable under the Stock Option Plan by 185,000 shares to 560,000 shares and (ii) limit the amount of options which may be awarded to any individual under the Stock Option Plan to 75% of the shares reserved for issuance under the Stock Option Plan and ratification of the class of employees which may receive awards under the Stock Option Plan."

         The following table sets forth information regarding options exercised by the Named Officers during fiscal 1997 under the Stock Option Plan and the option values of options held by such individuals at fiscal year end.


                                AGGREGATED OPTIONS/SAR EXERCISED IN LAST FISCAL YEAR
                                        AND FISCAL YEAR END OPTION/SAR VALUES

-------------------------------------------------------------------------------------------------------------------

                                                                                           Value of Unexercised
                                                                Number of Securities    In-the-Money Options/SARs
                                                               Underlying Unexercised               at
                                                                  Options/ SARs at           Fiscal Year End
             Name              Shares Acquired     Value          Fiscal Year End              Exercisable/
                                on Exercise(#)  Realized($)  Exercisable/ Unexercisable     Unexercisable (1)
-------------------------------------------------------------------------------------------------------------------

                                                                                       >
Anthony J. Santilli, Jr.              0              0                27,500/0                $348,750/0 (2)
Chairman, President, Chief
Executive Officer, Chief
Operating Officer and
Director of ABFS

-------------------------------------------------------------------------------------------------------------------

Beverly Santilli                      0              0                0/12,500                   0/0 (3)
President of ABC and
Executive Vice President and
Secretary of ABFS

-------------------------------------------------------------------------------------------------------------------

Jeffrey M. Ruben                      0              0              7,500/12,500              $129,975/0 (4)
Senior Vice President and
General Counsel of ABFS

-------------------------------------------------------------------------------------------------------------------

David M. Levin                        0              0                0/12,500                   0/0 (5)
Senior Vice President  -
Finance and Chief Financial
Officer of ABFS
-------------------------------------------------------------------------------------------------------------------



(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options granted based upon the closing sales price per share of $20.00 on June 30, 1997.

(2) The exercise price of 22,500 of the options held by Mr. Santilli is $5.00 per share and the exercise price of 5,000 of the options held by Mr. Santilli is $17.75 per share.

(3) The exercise price of the options held by Mrs. Santilli is $20.00 per share. Such shares subject to such option vest at a rate of 20% of the initial award per year over a five year period commencing on February 13, 1998.

(4) The exercise price of 7,500 of the options held by Mr. Ruben is $2.67 per share and the exercise price of 12,500 of the options held by Mr. Ruben is $20.00 per share. Such shares subject to such option vest at a rate of 20% of the initial award per year over a five year period commencing on February 13, 1998.

(5) The exercise price of the options held by Mr. Levin is $20.00 per share. Such shares subject to such option vest at a rate of 20% of the initial award per year over a five year period commencing on February 13, 1998.

      The following table sets forth information regarding options to purchase shares of Common Stock granted to the Named Officers during fiscal 1997. The Stock Option Plan does not provide for the grant of stock appreciation rights ("SARs").


                                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                                                INDIVIDUAL GRANTS

-------------------------------------------------------------------------------------------------------------------

                                            Number of         % of Total
                                            Securities       Options/SARs
                                            Underlying        Granted to
                                           Options/SARs      Employees in      Exercise or
                 Name                      Granted (#)        Fiscal Year       Base Price      Expiration Date
                                                                                  ($/sh)
-------------------------------------------------------------------------------------------------------------------


Anthony J. Santilli, Jr.                       5,000              3.1%           $17.75        October 22, 2006
Chairman, President, Chief Executive
Officer, Chief Operating Officer and
Director of ABFS

Beverly Santilli                              12,500              7.7             20.00       February 13, 2008(1)
President of ABC and Executive Vice
President and Secretary of ABFS

Jeffrey M. Ruben                              12,500              7.7             20.00       February 13, 2008(1)
Senior Vice President and General
Counsel of ABFS

David M. Levin                                12,500              7.7             20.00       February 13, 2008(1)
Senior Vice President - Finance and
Chief Financial Officer of ABFS

-------------

(1) Option vests at a rate of 20% of the initial award per year and each vested portion of such option remains exercisable for a period of five years from the date it becomes exercisable.


Employment Agreements

         On January 29, 1997, the Company entered into employment agreements with each of Anthony J. Santilli, Jr., Beverly Santilli and Jeffrey M. Ruben pursuant to which they are entitled to receive annual salaries of $300,000, $200,000 and $125,000, respectively, during the term of the agreements. The employment agreements with Mr. and Mrs. Santilli were subsequently amended in October 1997. The salaries of Mr. and Mrs. Santilli are subject to increase but not decrease, on an annual basis based upon the Consumer Price Index. Mr. Ruben's salary is subject to increase on an annual basis based upon the Consumer Price Index and may also be increased from time to time by Mr. Santilli. Once increased, Mr. Ruben's salary may not be decreased following a "change in control" of the Company. The employment agreements are designed to assist the Company in maintaining a stable and competent management team. Certain of the terms of such agreements, including the amendments thereto, are described below.

         The term of each agreement terminates upon the earlier of: (a) the employee's death, permanent disability, termination of employment for cause, voluntary resignation (provided that no voluntary resignation may occur within three years of February 20, 1997, the closing date of the public offering of the Company's Common Stock absent a change in control) or seventieth birthday or (b) the later of: (i) the fifth year anniversary of the execution of the agreement (or three years in the case of Mr. Ruben); or (ii) five years (or three years in the case of Mr. Ruben) from the date of notice to the employee of the Company's intention to terminate the agreement. To the extent the Company gives Mr. or Mrs. Santilli notice of its intent to terminate their agreements, other than for cause, such individuals would be entitled to receive their salaries and certain benefits for five years. To the extent Mr. Ruben is terminated without cause during the term of his agreement, he would be entitled to receive his salary for three years except that if such termination occurs while Mr. Santilli is Chief Executive Officer of the Company, he shall receive a termination payment equal to the current year's base salary.

         The employment agreements with each of Mr. and Mrs. Santilli also provide for a cash payment to each employee equal to 299% of the last five years' average annual compensation as calculated in accordance with Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), (in addition to any other payments and benefits due under the agreements) in the event of a "change in control" (as defined in such agreements), of the Company during the term of the agreements to which such employee does not consent in such individual's capacity as a director or stockholder of the Company. Mr. Ruben's agreement provides for a similar cash payment only if his employment is terminated in the event of a "change in control," which payment shall be in lieu of any additional payment which may be due pursuant to the terms of his agreement. The agreements with Mr. Ruben and Mrs. Santilli also provide that in the event of a "change in control" of the Company each employee's stock options shall vest in full (provided, that in the case of Mrs. Santilli, she does not consent to such "change in control"). The vesting of options and the receipt of other payments and benefits provided for under the agreements upon a "change in control" of the Company may subject an employee to the payment of an excise tax equal to 20% of all payments contingent upon a "change in control" made in excess of the employee's base compensation. Under the terms of the agreements, in such event the Company will pay the employees an additional amount such that the net amount of payments retained by the employees after the payment of any excise tax and any federal, state and local income and employment taxes and the excise tax on the additional amount paid by the Company shall be equal to the total payments or benefits to be received by the employees under their respective agreements. The Company is not entitled to a deduction for any payments subject to the excise tax made to employees pursuant to the terms of the agreements. For purposes of all of the employment agreements, a "change in control" of the Company shall include: (a) a change in the majority of the members of the Board of Directors within a two-year period, excluding a change due to the voluntary retirement or death of any board member (with respect to Mr. Ruben's agreement, no "change in control" as a result of a change in the majority of the directors will be deemed to occur under the terms of his agreement if Mr. Santilli remains Chairman of the Board), or (b) a person or group of persons acting in concert (as defined in Section 13(a) of the Exchange Act) acquires beneficial ownership, within the meaning of Rule 13(d)(3) of the Rules and Regulations of the Commission promulgated pursuant to the Exchange Act, of a number of voting shares of the Company which constitutes (i) 50% or more of the Company's shares voted in the election of directors, or (ii) more than 25% of the Company's outstanding voting shares. Based upon their current salaries, if Mr. and Mrs. Santilli and Mr. Ruben had been terminated as of June 30, 1997 under circumstances entitling them to change in control payments (excluding the value realized upon the exercise of options or any excise tax and other payments described above, which amounts may vary based upon a variety of factors, including but not limited to, the acquisition price and the timing of the change in control), Mr. Santilli, Mrs. Santilli and Mr. Ruben would have been entitled to receive a lump sum payment of $1,100,000, $562,000 and $327,000, respectively. In addition, Mr. and Mrs. Santilli's agreements would continue to be in force for the remainder of their term as described above.

         Each employment agreement also prohibits the employee from divulging confidential information regarding the Company's business to any other party and prohibits the employee, during the term of the agreement, from engaging in a business or being employed by a competitor of the Company without the prior written consent of the Company. The Company may extend the non-compete provisions of any of the agreements at its option (or in the case of Mr. Ruben, with his consent) for up to one year following the termination of such agreement upon payment to the employee of an amount equal to the highest annual salary and bonus received by the employee during the term of the agreement; provided, however, that the non-compete provisions of Mr. Ruben's contract shall be automatically extended for one year in the event he is terminated without cause and receives a severance payment pursuant to the terms of his agreement unless he returns a pro rata portion of the severance payment received from the Company.

         The employment agreements with Mr. and Mrs. Santilli also provide for the payment of an annual cash bonus equal to 2.5% of each individual's base salary for each 1.0% the Company exceeds the Board established net income target. Mr. Ruben's agreement provides for his participation in the Company's bonus plan established by the Board of Directors. Each employment agreement also provides the employees with certain other benefits including a company car for each of Mr. and Mrs. Santilli, payment of certain life, health (including the payment of health insurance benefits for the family of Mr. and Mrs. Santilli) and disability insurance payments and reimbursement for all reasonable expenses incurred by the employee in the performance of his or her duties. In the event Mr. Santilli becomes disabled (as defined in the agreement) during the term of his agreement, such employment agreement also provides for the payment of monthly disability payments to him in an amount equal to his monthly salary prior to the disability less any disability benefits received by Mr. Santilli pursuant to any disability insurance paid for, in whole or in part, by the Company for the period of his disability, but in no event beyond the date Mr. Santilli reaches 65 years of age.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company does not have any formal policy concerning the direct or indirect pecuniary interest of any of its officers, directors, security holders or affiliates in any investment to be acquired or disposed of by the Company or in any transaction to which the Company is a party or has an interest. The Company will not enter into any such transactions unless approved by a majority of the entire Board of Directors, not including any interested director.

         On September 29, 1995, the Company made a loan in the amount of $600,032 to Anthony J. Santilli, Jr., its President and Chief Executive Officer. The proceeds of the loan were used to exercise options to purchase 225,012 shares of Common Stock of the Company at a price of $2.67 per share. The loan bears interest at the rate of 6.46% with interest due annually or at maturity and the principal due September 2005. The loan is secured by the stock purchased with the proceeds of the loan as well as additional shares of the Company's Common Stock owned by Mr. Santilli such that the value of the collateral is equal to twice the outstanding loan amount.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1997 all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

         PROPOSAL II - APPROVAL OF AMENDMENTS TO THE STOCK OPTION PLAN
          WHICH (i) INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE
        STOCK OPTION PLAN BY 185,000 SHARES TO 560,000 SHARES AND (ii)
            LIMIT THE AMOUNT OF OPTIONS WHICH MAY BE AWARDED TO ANY
             INDIVIDUAL UNDER THE STOCK OPTION PLAN TO 75% OF THE
              SHARES RESERVED FOR ISSUANCE UNDER THE STOCK OPTION
             PLAN AND RATIFICATION OF THE CLASS OF EMPLOYEES WHICH
                MAY RECEIVE AWARDS UNDER THE STOCK OPTION PLAN

General

         During fiscal 1997, the Board of Directors approved certain amendments to the Stock Option Plan which (i) increase the number of shares issuable pursuant to options granted under such Stock Option Plan by 185,000 shares to 560,000 shares, and (ii) limit the amount of options which may be awarded to any individual under the Stock Option Plan to 75% of the shares reserved for issuance under the Stock Option Plan, subject to the approval by the stockholders of the Company.

         In addition, the Board of Directors also amended Section 2 of the Stock Option Plan to bring the Stock Option Plan into compliance with the Code and changes in Rule 16b-3 under the Exchange Act. Such change modifies the requirements for membership on the committee that administers the Stock Option Plan. Approval of Proposal II will also constitute ratification of this change as well as the material terms of the Stock Option Plan, including and not limited to, the class employees which may receive awards pursuant to the Stock Option Plan.

         There are three reasons for seeking stockholder approval of Proposal
II. One reason is to satisfy a Nasdaq Stock Market requirement that requires companies whose shares are reported on the Nasdaq National Market to obtain stockholder approval of amendments to stock plans which increase the number of shares available for issuance to directors, officers or key employees. The second reason is to satisfy requirements of the Code which require shareholder approval of Proposal II in order for options granted for the additional shares issuable under the Stock Option Plan to qualify as Incentive Stock Options to the extent so designated and for the Stock Option Plan to satisfy one of the conditions of Section 162(m) of the Code applicable to performance-based compensation. The final reason is to satisfy a condition of Rule 16b-3 under the Exchange Act which provides an exemption from the provisions of Section 16(b) of the Exchange Act regarding "short-swing" profits if, among other reasons, an award of options is ratified by the stockholders at the next annual meeting of stockholders.

         Attached as "Exhibit A" to this Proxy Statement is the complete text of the Stock Option Plan, as amended. The principal features of the Stock Option Plan are summarized below.

Increase in Authorized Shares

         Under the terms of the Stock Option Plan, 375,000 shares of Common Stock were authorized for issuance under the Stock Option Plan prior to the increase. In February 1997, the Board of Directors approved an increase in the number of shares available for issuance under the Plan by 85,000 in order to fund awards to the Company's officers and other employees. In September 1997, the Board determined to increase the shares available for issuance under the Plan by an additional 100,000 in order to provide sufficient shares to fund future awards. One of the purposes of the proposed increase in shares available for issuance under the Stock Option Plan is to provide sufficient shares for stock option grants to officers and key employees of the Company.

         The Board of Directors believes that the Company and its stockholders benefit significantly from having the Company's key personnel receive options to purchase the Company's Common Stock, and that the opportunity thus afforded such persons to acquire Common Stock is an essential element of an effective management incentive program. The Board of Directors also believes that options, particularly Incentive Stock Options, are valuable in attracting and retaining highly qualified personnel and in providing additional motivation to such personnel to use their best efforts on behalf of the Company and its stockholders. However, because awards under the Stock Option Plan may only be made to officers and key employees of the Company the award of additional shares under the Stock Option Plan would have the effect of further increasing management's ownership of the Company which may make it more difficult for a third party to acquire control of the Company.

Limitation on Maximum Number of Options Awarded

         One of the amendments to the Stock Option Plan provides that the maximum number of options which may be awarded under the Stock Option Plan shall be no more than is equal to 75% of the shares reserved for issuance under the Stock Option Plan. The purpose of this limitation is to enable awards made pursuant to the Stock Option Plan to comply with the conditions of
Section 162(m) of the Code which provide for the deductibility of compensation paid to the Company's named officers if it is performance based.

Eligibility

         Officers and key employees of the Company who are in positions in which their decisions, actions and counsel will have a significant impact upon the profitability and success of the Company are eligible to receive options under the Stock Option Plan. Pursuant to the terms of the Stock Option Plan, no options may be awarded to non-employee directors.

Types of Awards

         Options granted under the Stock Option Plan may be Incentive Stock Options, or options not intended to so qualify ("Non-Qualified Stock Options"). Unless the context otherwise requires, the term "option" includes both Incentive Stock Options and Non-Qualified Stock Options.

Administration

         The Stock Option Plan is administered by the compensation committee (the "Committee") which is comprised of three or more members of the Board of Directors of the Company, each of whom must meet the definition of a "non-employee" director within the meaning of Rule 16b-3 of the Exchange Act and an "outside director" as defined under Section 162(m) of the Code. The Committee has the discretion to interpret the provisions of the Stock Option Plan; to determine the persons to receive options under the Stock Option Plan; to determine the type of awards to be made and the amount, size and terms of each such award, to determine the time when awards shall be granted; and to make all other determinations necessary or advisable for the administration of the Stock Option Plan. In addition, the determinations and the interpretation and construction of any provision of the Stock Option Plan by the Committee shall be final.

Common Stock Subject to Stock Option Plan

         Pursuant to the terms of the Stock Option Plan, 375,000 shares (as adjusted for the Company's stock split) of Common Stock were reserved for issuance upon the exercise of options granted under the Stock Option Plan. If Proposal II is approved by the stockholders, 185,000 additional shares of Common Stock (subject to adjustment as discussed below) will be available for issuance under the Stock Option Plan. Since such shares would be issued from the Company's authorized but unissued shares; the issuance of an additional 185,000 shares would have the effect of diluting the interests of existing stockholders by approximately 5.0%, assuming all 185,000 shares were awarded and all options related to such shares were exercised.

Exercise Price of Options/Payment of Exercise Price

         Options may not be granted with an exercise price per share that is less than the fair market value of a share of Common Stock on the date of grant. Pursuant to the terms of the Stock Option Plan, as revised, no optionee may be granted options for more than 75% of the shares of Common Stock reserved for issuance under the Plan.

         The exercise price of an option may be paid in cash, the delivery of already owned shares of Common Stock of the Company having a fair market value equal to the exercise price, or a combination thereof.

         The Board has interpreted the provision of the Stock Option Plan which allows payment of the option price in Common Stock of the Company to permit the "pyramiding" of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock and to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value of all shares to which the option relates over (b) the aggregate exercise price under the option. A vote in favor of Proposal II is also a vote in favor of this interpretation.

Special Provisions for Incentive Stock Options

         The maximum aggregate fair market value of the shares of Common Stock (determined when the Incentive Stock Option is granted) with respect to which Incentive Stock Options are first exercisable by an employee in any calendar year cannot exceed $100,000. In addition, no Incentive Stock Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Stock Option on the date of the grant and such Incentive Stock Option expires not later than five years from the date of grant. Awards of Non-Qualified Stock Options are not subject to these special limitations.

Nontransferability of Options

         No option granted under the Stock Option Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, all options granted under the Stock Option Plan are exercisable during the lifetime of an optionee, and are exercisable only by such optionee.

Exercisability of Options

         All options granted pursuant to the Stock Option Plan are exercisable in accordance with a vesting schedule (if any) which is set by the Committee at the time of grant.

         All unexercised options terminate three months following the date on which an optionee's employment with the Company terminates, other than by reason of disability or death. An exercisable option held by an optionee who dies or who ceases to be employed by the Company because of a disability may be exercised by the employee or his representative within one year after the employee dies or becomes disabled (but not later than the scheduled option termination date).

         The Committee may in its sole discretion, provide in an option agreement the circumstances under which the option shall become immediately exercisable and may accelerate the date on which all or any portion of an option may be exercised.

Expiration of Options

         The expiration date of an option will be determined by the Committee at the time of the grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant of the option.

Expiration of the Stock Option Plan

         The Stock Option Plan will remain in effect until all awards granted under such Stock Option Plan have been satisfied by the issuance of shares provided that no new awards may be granted under such Stock Option Plan more than ten years from the earlier of the date the Stock Option Plan was adopted by the Company or initially approved by the Company's stockholders.

Adjustments

         The Stock Option Plan provides for adjustments to the number of shares subject to outstanding options and to the exercise price of such outstanding options in the discretion of the Committee in the event of a declaration of a stock dividend, distribution or other offering of shares, merger, consolidation, split up, combination, exchange, or recapitalization.

Amendments

         The Committee may amend or terminate the Stock Option Plan at any time except that the Committee may not amend the Stock Option Plan without stockholder approval to (i) increase the number of shares which may be issued under the Stock Option Plan (other than pursuant to Section 14 of the Stock Option Plan); (ii) change the minimum option price (other than pursuant to
Section 14 of the Stock Option Plan); (iii) extend the term of the Stock Option Plan, or (iv) extend the period during which an option may be exercised or changed. In addition, no amendment or modification to the Stock Option Plan shall impair the rights of any optionee under any previously granted award without the consent of such optionee.

Awards Under the Stock Option Plan

         The following table sets forth information regarding the options granted during fiscal 1997 and fiscal 1998.

                                                NEW PLAN BENEFITS
                                                STOCK OPTION PLAN

                         Name and Position                         Dollar Value ($)(1)      Number of Units
------------------------------------------------------------------------------------------------------------
Anthony J. Santilli, Jr., Chairman, President, Chief Executive
  Officer, Chief Operating Officer, Treasurer and Director......         $34,375.00            5,000 (2)
Beverly Santilli, President of ABC and Executive Vice President
 and Secretary of ABFS..........................................          63,437.50           17,500 (3)

Jeffrey M. Ruben, Senior Vice President and Counsel.............          63,437.50           17,500 (3)

David M. Levin, Senior Vice President-Finance and Chief                   63,437.50           17,500 (3)

Executive Officer Group (4 persons).............................         224,687.50           57,500

Non-Executive Officer Employee Group (35 persons)...............         550,375.00          119,000 (4)

________________________________________

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options granted based upon the closing sales price per share of $24.625 on October 21, 1997.
(2) Represents a Non-Qualified Stock Option to purchase 5,000 shares of Common Stock at an exercise price of $17.75 per share.
(3)      Represents options to purchase 12,500 and 5,000 shares of Common
         Stock at an exercise price of $20.00 and $23.50 per share, respectively. Options to purchase 12,500 and 5,000 shares vest at a rate of 20% of the initial award per year over a five year period commencing on February 13, 1998 and September 30, 1998, respectively.
(4) Represents options to purchase 119,000 shares of Common Stock at an exercise price of $20.00. Such options vest at a rate of 20% per initial award of the per year over a five year period commencing on February 13, 1998.

         Pursuant to the terms of the Stock Option Plan, no options may be granted to non-employee directors. For additional information concerning grants of options to executive officers of the Company prior to fiscal 1997, see "Executive Compensation." Approval of Proposal II will also constitute ratification of the grant of the options to the executive officers named in the table above.

         On October 21, 1997, the last sale price of the Common Stock was $24.625 as reported in the NASDAQ National Market System.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF II.

        PROPOSAL III - APPROVAL OF THE 1997 NON-EMPLOYEE DIRECTOR PLAN

General

         The Board of Directors of ABFS adopted the Non-Employee Director Plan, subject to approval by the stockholders of ABFS (the "Non-Employee Director Plan"). All non-employee directors of the Company are eligible to receive options under the Non-Employee Director Plan. The purpose of the Non-Employee Director Plan is to provide additional incentive to members of the Board of Directors of the Company who are not also employees by encouraging them to invest in the Company's Common Stock and thereby acquire a further proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

         There are two reasons for seeking stockholder approval of Proposal
III. One reason is to satisfy a NASDAQ Stock Market requirement that requires companies whose shares are reported on the NASDAQ National Market to obtain stockholder approval when stock option plans are established pursuant to which stock may be acquired by officers or directors. The final reason is to satisfy a condition of Rule 16b-3 under the Exchange Act which provides an exemption from the provisions of Section 16(b) of the Exchange Act regarding "short-swing" profits if, among other reasons, an award of option is ratified by the stockholders at the next annual meeting of stockholders.

         Set forth below is a summary of the provisions of the Non-Employee Director Plan. This summary is qualified in its entirety by the detailed provisions of the text of the actual Non-Employee Director Plan set forth as Exhibit "B" to this Proxy Statement.

Eligibility

         Only directors of the Company who are not full-time employees of the Company or its subsidiaries may receive awards under the Non-Employee Stock Option Plan.

Awards Under the Non-Employee Director Plan

         Any option awarded pursuant to the Non-Employee Director Plan shall be a Non-Qualified Stock Option. Each non-employee director of the Company shall be automatically granted an option to purchase 5,000 shares of the Company's Common Stock on October 1st of each year commencing in fiscal 1998 for a period of three years. Notwithstanding the foregoing, no award of options may be made pursuant to the non-employee director plan unless such award is approved by the Board of Directors prior to October 1 of each year.

Administration

         The Non-Employee Director Plan shall be administered by the Board of Directors of the Company, or a committee appointed by the Company's Board of Directors. References to the term "Committee" herein refer to either the

Company's Board of Directors or such committee. Under the Non-Employee Director Plan, the Committee has the right to adopt such rules for the conduct of its business and the administration of the Non-Employee Director Plan as it considers desirable. The Committee has the right to construe the Non-Employee Director Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Non-Employee Director Plan and the options issued pursuant to it.

Common Stock Subject to the Non-Employee Director Plan

         The aggregate number of shares which may be issued upon the exercise of options under the Non-Employee Director Plan is 120,000 shares of the Company's Common Stock.

Exercise Price of Options/Payment of Exercise Price

         The option price for options issued under the Non-Employee Director Plan shall be equal to the fair market value of the Company's Common Stock on the date of grant of the option.

         The exercise price of an option may be paid in cash, the delivery of already owned shares of Common Stock of the Company having a fair market value equal to the exercise price, or a combination thereof.

         The Board has interpreted the provision of the Non-Employee Director Plan which allows payment of the option price in Common Stock of the Company to permit the "pyramiding" of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock and to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value of all shares to which the option relates over (b) the aggregate exercise price under the option. A vote in favor of Proposal III is also a vote in favor of this interpretation.

Exercisability and Expiration of Options

         Options granted pursuant to the Non-Employee Director Plan shall be immediately exercisable following their grant. Unless terminated earlier by the option's terms, options granted under the Non-Employee Director Plan will expire three years after the date they are granted. All unexercised options terminate three months after the optionee ceases to be a director of the Company (whether by death, disability, resignation, removal, failure to be reelected or otherwise, and regardless of whether the failure to continue as a director was for cause or otherwise), but not later than three years after the date of option grant.

Nontransferability of Options

         No option granted under the Non-Employee Director Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, all options granted under the Non-Employee Director Plan are exercisable only by such optionee.

Expiration of the Non-Employee Director Plan

         Unless terminated earlier by the Company's Board of Directors, the Non-Employee Director Plan will remain in effect until all awards granted pursuant to such plan have been satisfied by the issuance of shares, provided that no new awards shall be granted under the Non-Employee Director Plan more than three years from the date of adoption of such plan by the Board of Directors.

Adjustments

         The Non-Employee Director Plan provides for adjustments to the number of shares subject to outstanding options and to the exercise price of such outstanding options in the discretion of the Committee in event of a declaration of stock dividend, stock split, merger, consolidation, split up, combination, recapitalization, conversion or similar circumstances.

Amendments

         The Board of Directors may amend or supplement the Non-Employee Director Plan in any way, or suspend or terminate such plan at any time, as determined by the Board of Directors; provided, however, that such action shall not affect options granted under the Non-Employee Director Plan prior to the actual date on which such action occurred.

Awards Under the Non-Employee Director Plan

         The following table sets forth information regarding the options granted under the Non-Employee Director Plan as of the date hereof.

                                          NEW PLAN BENEFITS
                                      NON-EMPLOYEE DIRECTOR PLAN


                      Name and Position             Dollar Value ($)(1)         Number of Units
 ---------------------------------------------- -- ----------------------- - -----------------------
 Leonard Becker, Director.....................             $6,875                         5,000 (2)

 Michael DeLuca, Director.....................              6,875                         5,000 (2)

 Richard Kaufman, Director....................              6,875                         5,000 (2)

 Harold E. Sussman, Director..................              6,875                         5,000 (2)

 Non-Employee Director Group (4 persons)......             27,500                        20,000

_______________________________

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options granted based upon the closing sales price per share of $24.625 on October 21, 1997.
(2) Represents a non-qualified stock option to purchase 5,000 shares of Common Stock at an exercise price of $23.25 per share.


         For additional information regarding option awards made to the Company's directors, see "Compensation of Directors." Approval of Proposal III will also constitute the ratification of the grant of options to the directors named in the table above.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL III.


FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK OPTION PLAN AND THE NON-EMPLOYEE DIRECTOR PLAN

         THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK OPTION PLAN AND THE NON-EMPLOYEE DIRECTOR PLAN ARE QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

Incentive Stock Options

         Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an Incentive Stock Option (see, however, discussion of Alternative Minimum Tax below) granted pursuant to the Stock Option Plan. If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. The reduced rate of tax (20%) on certain net capital gains added to the Code by the Taxpayer Relief Act of 1997 requires a holding period of more than 18 months. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

         The exercise of an Incentive Stock Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition. Effective January 1, 1994, the Revenue Reconciliation Act of 1994 replaced the 24% alternative minimum tax rate on individuals with a two-tier alternative minimum tax rate having an initial rate of 26% and a second-tier rate of 28% on alternative minimum taxable income over $175,000.

         An optionee who surrenders shares as payment of the exercise price of his Incentive Stock Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

         Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options

         Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the Stock Option Plan or the Non-Employee Director Plan. On the exercise of a Non-Qualified Stock Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable withholding or reporting rules.

         Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Under current law, net capital gains (net long term capital gain less net short term capital loss) is subject to a maximum rate of 28%. The reduced rate (20%) of tax on certain net capital gains added to the Code by the Taxpayer Relief Act of 1997 requires a holding period of more than 18 months. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

         An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See "--Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

Limitation on the Company's Deduction

         Section 162(m) of the Code will generally limit to $1,000,000 the Company's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based." Under U.S. Department of Treasury regulations, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant,
(ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon, and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m)). If a stock option granted to an executive referred to above is not "performance based", the amount that would otherwise be deductible by the Company with respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.

                        INDEPENDENT PUBLIC ACCOUNTANTS

         Based upon the recommendation of the Audit Committee, the Board of Directors has selected BDO Seidman, LLP to be the Company's independent certified public accountants for fiscal 1998. On March 11, 1996, the Company engaged the firm of BDO Seidman, LLP as independent certified public accountants replacing the firm of Fishbein & Company, P.C. This change in independent certified public accountants was recommended by the Audit Committee and subsequently approved by the Board of Directors. Fishbein and Company, P.C. had served as the Company's independent accountants and audited the Company's financial statements for the year ended June 30, 1995.

         Fishbein and Company, P.C.'s report on the financial statements for the year ended June 30, 1995 contained no adverse opinion or disclaimers of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principals.

         There were no disagreements between the Company or its subsidiaries and Fishbein & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audit of the consolidated financial statements for the two years ended June 30, 1995 and subsequent period through March 11, 1996 which, if not resolved to the satisfaction of Fishbein & Company, P.C., would have caused them to make reference to the subject matter of the disagreement(s) in connection with the reports of Fishbein & Company, P.C. on the consolidated financial statements of the Company for the two years ended June 30, 1995. Such reports did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, there has not been any "reportable events" as defined by Item 304(a)(1)(iv)(B) of Regulation S-B during the periods referred to above.

         A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting to have the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

         Stockholder proposals regarding the 1998 Annual Meeting must be submitted to the Company at its office located at 111 Presidential Boulevard, Suite 215, Bala Cynwyd, PA 19004 by July 26, 1998 to receive consideration for inclusion in the Company's 1998 proxy materials. Any proposal shall be subject to the requirements of the proxy rules under the Exchange Act.


                                 ANNUAL REPORT

         This Proxy Statement is accompanied by the Annual Report to Stockholders for the year ended June 30, 1997 (the "Annual Report"). The Annual Report contains the Company's audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1997 REQUIRED TO BE FILED WITH THE SEC WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO:

                               Jeffrey M. Ruben
                   Senior Vice President and General Counsel
                       111 Presidential Blvd., Suite 215
                             Bala Cynwyd, PA 19004



                                             By Order of the Board of Directors,

                                             /S/ BEVERLY SANTILLI

                                             Beverly Santilli, Secretary

                                                                      Exhibit A


                  AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                    AMENDED AND RESTATED STOCK OPTION PLAN


         1. Purpose. The purpose of the American Business Financial Services, Inc. Stock Option Plan (the "Plan") is to further the earnings of American Business Financial Services, Inc. (the "Company"). The Plan provides for the award of long-term incentives to those officers and other key employees who make substantial contributions to the Company by their loyalty, industry, and invention. The Company intends that the Plan will facilitate attracting, retaining, and motivating management employees of high caliber and potential.

         2. Administration. The Plan shall be administered by a committee (the "Committee") of the Board of Directors of American Business Financial Services, Inc. (the "Board"). The Committee shall consist of three (3) or more persons selected by the Board of Directors, each of whom shall be (i) an outside director as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") or any successor section; and (ii) a "non-employee" director within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any corresponding rule, except that failure of the Committee for any reason to be composed solely of non-employee directors for any reason shall not prevent any option from being considered granted under this Plan. Without limiting the foregoing, the Committee shall have full and final authority in its discretion to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees to whom awards shall be made under the Plan; to determine the type of awards to be made and the amount, size and terms of each such award; to determine the time when awards shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan.

         3. Stock Subject to the Plan. The shares that may be issued under the Plan shall not exceed in the aggregate more than 560,000 shares of common stock, par value $.001 per share (the "Common Stock") of the Company. Such shares may be authorized and unissued shares or treasury shares. Except as otherwise provided herein, any shares subject to an outstanding option or right which for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

         4. Eligibility to Receive Awards. Persons eligible to receive awards under the Plan shall be limited to those officers and other key employees of the Company who are in positions in which their decisions, actions and counsel will have a significant impact upon the profitability and success of the Company. Directors of the Company who are not otherwise officers or employees of the Company shall not be eligible to participate in the Plan. Notwithstanding anything to this Plan to the contrary, no individual shall receive option awards with respect to more than 75% of the shares reserved for issuance under the Plan.

         5. Form of Awards. Awards may be made from time to time by the Committee in the form of stock options to purchase shares of Common Stock. Stock options may be options which are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, or any amendment or substitute thereto ("Incentive Stock Options") or options which are not intended to so qualify ("Non-Qualified Stock Options").

         6. Stock Options. Stock options for the purchase of Common Stock shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time, which shall contain, in substance, the following terms and conditions:

                  (a) Type of Option. Each option agreement shall identify the options represented thereby as Incentive Stock Options or Non-Qualified Stock Options, as the case may be.

                  (b) Option Price. Subject to the restrictions set forth below regarding Incentive Stock Options, the purchase price of stock subject to an option shall be no less than the fair market value at the time of grant, as determined by the Committee.

                  (c) Exercise Term. Each option agreement shall state the period or periods of time within which the option may be exercised, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that no option shall be exercisable after ten (10) years from the date of grant thereof. The Committee may, in its discretion, provide in the option agreement circumstances under which the option shall become immediately exercisable, and may, notwithstanding the foregoing, accelerate the exercisability of any option at any time.

                  (d) Payment for Shares. The purchase price of the shares with respect to which an option is exercised shall be payable in full at the time of exercise in cash, Common Stock of the Company (valued at the fair market value thereof), or a combination thereof, as the Committee may determine and subject to such terms and conditions prescribed by the Committee for such purpose.

                  (e) Rights Upon Termination of Employment. The award agreement shall specify a Participant's rights upon termination of employment. In the case of Incentive Stock Options, the restrictions set forth below must be followed .

                  (f) Nontransferability. Each option agreement shall state that the option is not transferable other than by will or the laws of descent and distribution, and that during the lifetime of the optionee the option is exercisable only by him.

                  (g) Incentive Stock Options. In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Board determines necessary or desirable in order to qualify such option as a tax favored option (within the meaning of Section 422 of the Code, or any amendment or substitute thereto or regulation thereunder) including without limitation, the following:

                           (i)      The purchase  price of stock  subject to an
Incentive Stock Option shall not be less than 100% of the fair market value of such stock on the date the option is granted, as determined by the Committee;

                           (ii) The aggregate fair market value (determined as
of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company) shall not exceed One Hundred Thousand ($100,000) Dollars;

                           (iii) No Incentive Stock Option shall be granted to
any employee if at the time the option is granted the individual owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or subsidiary corporation unless at the time such option is granted the option price is at least one hundred ten (110%) percent of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date of grant; and

                           (iv) In the event that the recipient of an Incentive Stock Option ceases to be an employee of the Company for any cause other than death or disability, his Incentive Stock Options shall terminate ninety (90) days following termination. In the event that such an optionee dies or becomes disabled prior to the expiration of his Incentive Stock Options and without having fully exercised such options, the optionee or his successor shall have the right to exercise such options during its term but in no event later than twelve (12) months after termination of death or termination due to disability to the extent that such option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee.

         7. General Restrictions. Each award under the Plan shall be subject to the requirement that if at any time the Committee shall determine the (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such award or the issuance or purchase of shares of Common Stock thereunder, such award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained, free of any conditions not acceptable to the Committee.

         8. Single or Multiple. Multiple forms of awards or combinations thereof may be evidenced by a single agreement or multiple agreements, as determined by the Committee.

         9. Rights of a Shareholder. The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

         10. Rights to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

         11. Withholding. Wherever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

         12. Non-Assignability. No award under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve in writing. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

         13. Non-Uniform Determinations. The Committee's determination under the Plan (including without limitation, determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

         14. Adjustments.

                  (a) In the event of any change in the outstanding stock of the Company, by reason of a stock dividend or distribution, supplemental offering of shares, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may, in its discretion, adjust the number of shares of Common Stock which may be issued under the Plan.

                  (b) The number of shares of Common Shares purchasable upon the exercise of the outstanding stock options ("Options") and the option price shall be subject to adjustment from time to time as provided in this paragraph 14.

                           (i) If the Company shall pay or make a dividend or
other distribution on any class of capital stock of the Company in Common Stock, the number of shares of Common Stock purchasable upon exercise of an Option shall be increased by multiplying such number of shares by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such distribution and the numerator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the date following such distribution.

                           (ii) If the outstanding shares of Common Stock
shall be subdivided into a greater number of shares of Common Stock, the number of shares of Common Stock purchasable upon exercise of an Option at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, if outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the number of shares of Common Stock purchasable upon exercise of an Option at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such increase or decrease, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                           (iii) The reclassification of Common Stock into
securities (other than Common Stock) and/or cash and/or other consideration shall be deemed to involve a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number or amount of securities and/or cash and/or other consideration outstanding immediately thereafter and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective, as the case may be, within the meaning of the clause (ii) above.

                           (iv) The Committee may in its discretion make such
increases in the number of shares of Common Stock purchasable upon exercise of an Option, in addition to those required by this subparagraph (b), as shall be determined by the Company's Board of Directors to be advisable in order to achieve an equitable result or to avoid taxation so far as practicable of any dividend of stock or stock rights or any event treated as such for federal income tax purposes to the recipients.

                  (c) Whenever the number of shares of Common Stock purchasable upon exercise of an Option is adjusted as provided in this paragraph 14, the option price shall be adjusted by a fraction in which the numerator is equal to the number of shares of Common Stock purchasable prior to this adjustment and the denominator is equal to the number of shares of Common Stock purchasable after the adjustment.

                  (d) For the purpose of this paragraph 14, the term "Common Stock" shall include any shares of the Company of any class or series which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

         15. Amendment. The Committee may terminate or amend the Plan at any time, except without shareholder approval, the Committee may not increase the maximum number of shares which may be issued under the Plan (other than increases pursuant to paragraph 14 hereof), extend the period during which any award may be exercised, extend the term of the Plan or change the minimum option price (other than pursuant to paragraph 14 hereof). The termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his rights under an award previously granted.

         16. Effect on Other Plans. Participation in this Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company. Any awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

         17. Duration of the Plan. The Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of shares, but no award shall be granted more than ten years after the earlier of the date the Plan is adopted by the Company or is approved by the Company's shareholders.

                                                                    Exhibit B



                  AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         1.       Purpose of Plan

         The purpose of this 1997 Non Employee Director Stock Option Plan (the "Plan") is to provide additional incentive to non-employee directors of American Business Financial Services, Inc., a Delaware Corporation (the "Company") by encouraging them to invest in shares of the Company's common stock, $0.001 par value per share ("Common Stock"), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

         2.       Aggregate Number of Shares

         120,000 shares of the Company's Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

         3.       Class of Persons Eligible to Receive Options

         All directors of the Company who are not full-time employees of the Company or its subsidiaries are eligible to receive an option or options under this Plan and shall receive awards under the Plan as provided in
 Section 6 hereof. No individual may receive options under this Plan for more than the total number of shares of the Company's Common Stock authorized for issuance under this Plan.

         4.       Administration of Plan

         (a) This Plan shall be administered either by the Company's Board of Directors or an option committee appointed by the Company's Board of Directors. The committee appointed to administer the Plan, if any, shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule. The term "Committee," as used herein, shall refer to either the Company's Board of Directors or such option committee, depending upon who is administering the Plan.

                  (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

         5.       Non-Qualified Stock Options

                  (a) Options issued pursuant to this Plan shall be non-qualified stock options. The option price for options issued under this Plan shall be equal to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the option. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market System or NASDAQ Small Cap, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or NASDAQ Small Cap, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

                  (b) Subject to the authority of the Committee set forth in
Section 4(a) hereof, Non-Qualified Stock Options issued to directors pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I.

                  (c) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event of any adverse tax consequences resulting from the grant of an option.

         6.       Awards Under the Plan

                  On October 1st of each year, each director of the Company who is not an employee of the Company shall be automatically granted, without any further action on the part of the Committee, an option to purchase 5,000 shares of Common Stock, subject to availability of shares in the Plan to fund such awards to all non-employee directors at the time of grant. Any option granted pursuant to this Plan shall vest in full on the date of grant and shall be exercisable over a three-year period provided that the optionee remains a director of the Company. Notwithstanding the foregoing, no awards shall be made pursuant to such Plan unless approved by the Board of Directors prior to the automatic grant date.

         7.       Amendment, Supplement, Suspension and Termination

                  The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

         8.       Effectiveness of Plan

                  This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained.

         9.       General Conditions

                  (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director the right to continue as a director of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director.

                  (b) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

                  (c) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

                  (d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

                  (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

         10.      Duration of the Plan

                  The Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of shares, provided that options shall not be granted pursuant to this Plan after the expiration of three years from the date the Plan is adopted by the Board of Directors of the Company.

                                  APPENDIX I

             NON-QUALIFIED STOCK OPTION FOR NON-EMPLOYEE DIRECTORS


 To:___________________________________
                  Name

    ___________________________________
                  Address

 Date of Grant:____________________________


         You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of common stock, $0.001 par value per share ("Common Stock"), of American Business Financial Services, Inc., a Delaware corporation (the "Company") at a price of $ per share pursuant to the Company's 1997 Non-Employee Director Stock Option Plan (the "Plan").

         Your option shall be exercisable in full on the date of grant and shall remain exercisable for a period of three years, except if terminated earlier as provided herein. This option shall not be exercisable after three years from the date of its grant (the "Scheduled Termination Date"). During the period during which this option is exercisable, the number of shares subject to such option and the exercise price per share shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease for any reason to be a director of the Company (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise and regardless of whether the failure to continue as a director was for cause or without cause or otherwise), but in no event later than three years from the date this option is granted. After the date you cease to be a director, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director. Your directorship shall not be deemed to have terminated if you cease being a director of the Company but are or concurrently therewith become a director of the Company or another subsidiary corporation.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

                  (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

                  (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

                  The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments or representations, as counsel to the Company deems advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

         Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                                   AMERICAN BUSINESS FINANCIAL
                                                      SERVICES, INC.


                                                   By:__________________________

         I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.


__________________________________                      ________________________
(Signature)                                                     (Date)

REVOCABLE PROXY


                  AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                        Annual Meeting of Stockholders
                               December 16, 1997

The undersigned hereby constitutes and appoints Anthony J. Santilli, Jr. and Jeffrey M. Ruben and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Stockholders (the "Annual Meeting") of American Business Financial Services, Inc. ("ABFS"), to be held on the 16th day of December, 1997, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of ABFS which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs this proxy to vote as follows:

         Please mark your votes as in this example.    |X|

1. The election as directors of all of the following nominees for the terms set forth below each nominee's name (except as marked to the contrary):

ANTHONY J. SANTILLI, JR.  RICHARD KAUFFMAN  LEONARD BECKER   MICHAEL DELUCA    HAROLD E. SUSSMAN
   (one year term)        (one year term)   (two year term) (three year term)   (three year term)

                     |_| FOR              |_| VOTE WITHHELD

         To withhold authority to vote for an individual nominee, write that nominee's name on the space provided below.


________________________________

2. To (a) approve amendments to the Company's Amended and Restated Stock Option Plan ("Stock Option Plan") which (i) increase the number of shares issuable under the Stock Option Plan by 185,000 shares to 560,000 shares; and (ii) limit the amount of options which may be awarded to any individual under the Stock Option Plan to 75% of the shares reserved for issuance under the Stock Option Plan; and (b) ratify the class of employees which may receive shares pursuant to the Stock Option Plan.


         |_|  FOR                 |_| AGAINST               |_| ABSTAIN

3. To approve the 1997 Non-Employee Director Stock Option Plan.

         |_|  FOR                 |_| AGAINST               |_| ABSTAIN

4. In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

         The Board of Directors recommends a VOTE "FOR" the election of the nominees listed above and for the approval of Proposals II and III.

                                    (Continued and to be signed on reverse side)

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ABFS

         THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES LISTED AND FOR THE APPROVAL OF PROPOSALS II and III. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

         THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

         Should the undersigned be present and choose to vote at the Annual Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of ABFS at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

         The undersigned hereby acknowledges receipt of the Company's 1997 Annual Report to Shareholders, Notice of the Company's Annual Meeting and the Proxy Statement relating thereto.

                                          DATE:___________________________, 1997
                                               (Please date this Proxy)


                                          ______________________________________

                                          ______________________________________
                                            Signature(s)


                                          It would be helpful if you signed your
                                          name exactly as it appears on your
                                          stock certificate(s), indicating any
                                          official position or representative
                                          capacity. If shares are registered
                                          in more than one name, all owners
                                          should sign.


                PLEASE DATE AND SIGN THIS PROXY AND RETURN IT
               PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.